Exhibit 10.1

August 5, 2026

Korro Bio, Inc.

60 First Street, 2nd Floor, Suite 250

Cambridge, Massachusetts 02141

Re: Warrant Exchange Agreement

Ladies and Gentlemen:

This letter agreement (the “Agreement”) confirms the agreement of Korro Bio, Inc., a Delaware corporation (the “Company”), and the holders of the number of shares of the Company’s Common Stock, par value $0.001 per share (the “Common Stock”), listed on Schedule I attached hereto (the “Stockholders”), pursuant to which (i) the Stockholders have agreed to surrender an aggregate of 1,000,000 shares (the “Shares”) of Common Stock beneficially owned by the Stockholders for no consideration and (ii) the Company has agreed to issue one or more pre-funded warrants in the form attached hereto as Exhibit A (each a “Warrant”) to purchase an aggregate of 1,000,000 shares of Common Stock (the “Warrant Shares”) on the terms specified below.

In consideration of the foregoing, the Company and the Stockholders agree as follows:

1)
No later than the close of business on August [6], 2026, or such other date as mutually agreed upon by the parties of this Agreement (the “Closing Date”), and subject to the satisfaction or waiver of the conditions set forth herein, (i) the Stockholders shall surrender the Shares for no consideration (the “Surrender”) and (ii) the Company shall issue the Warrants (the “Warrant Issuance” and together with the Surrender, the “Exchange”) in the respective amounts listed on Schedule I. The Exchange shall be consummated pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”). On or prior to the Closing Date: (a) the Company and the Stockholders shall jointly and irrevocably instruct Computershare Trust Company, N.A. (the “Transfer Agent”) to retire, cancel or re-register such Shares in the name of the Company; and (b) the Company shall issue and deliver to the Stockholders the Warrants exercisable for the Warrant Shares, in the amounts and in the names set forth on Schedule I and shall instruct the Transfer Agent to reserve 1,000,000 shares of Common Stock, issuable upon the exercise of the Warrants.

2)
The Company represents and warrants to each Stockholder as follows:

a)
Neither the Company nor any of its affiliates nor any person acting on behalf of or for the benefit of any of the forgoing, has paid or given, or agreed to pay or give, directly or indirectly, any commission or other remuneration (within the meaning of Section 3(a)(9) of the Securities Act and the rules and regulations of the U.S. Securities and Exchange Commission (the “Commission”) promulgated thereunder) for soliciting the Exchange. Assuming the representations and warranties of the Stockholders contained herein are true and complete, the Exchange will qualify for the registration exemption contained in Section 3(a)(9) of the Securities Act.

b)
The Company has the requisite corporate power and authority and power to enter into this Agreement and to consummate the Exchange, and such transactions shall not contravene any contractual, regulatory, statutory or other obligation or restriction applicable to the Company.

c)
It has reserved a sufficient number of shares of Common Stock as may be necessary to fully permit the exercise of the Warrants as of the date of issuance and the issuance of the Warrant Shares, without regard to any adjustment provisions or beneficial ownership limits set forth in the Warrants.

3)
Each Stockholder, as to itself only, represents and warrants to the Company as follows:

a)
It has the requisite power and authority to enter into this Agreement and consummate the Exchange and such transactions will not contravene any contractual, regulatory, statutory or other obligation or restriction applicable to such Stockholder.

b)
It is the record and beneficial owner of, and has valid and marketable title to, the Shares being surrendered for no consideration by it pursuant to this Agreement, free and clear of any lien, pledge, restriction or other encumbrance (other than restrictions arising pursuant to applicable securities laws), and has the absolute and unrestricted right, power and capacity to surrender the Shares being surrendered for no consideration by it pursuant to this Agreement, free and clear of any lien, pledge, restriction or other encumbrance. It is not a party to or bound by, and the Shares being surrendered for no consideration by it pursuant to this Agreement are not subject to, any agreement, understanding or other arrangement (i) granting any option, warrant or right of first refusal with respect to such Shares to any person, (ii) restricting its right to surrender such Shares for no consideration as contemplated by this Agreement, or (iii) restricting any other of its rights with respect to such Shares, and it has received no consideration for the surrender of the Shares.

c)
Neither it nor any of its affiliates nor any person acting on behalf of or for the benefit of any of the forgoing, has paid or given, or agreed to pay or give, directly or indirectly, any commission or other remuneration (within the meaning of Section 3(a)(9) and the rules and regulations of the Commission promulgated thereunder) for soliciting the Exchange.

d)
Such Stockholder can bear the economic risk of the Exchange and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the Exchange and any subsequent exercise of the Warrants, and upon exercise, any subsequent sales of the Warrant Shares. Such Stockholder is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

e)
It understands that no public market currently exists for the Warrants.

4)
Each of the Company and the Stockholders is liable for, and will pay, its own expenses incurred in connection with the negotiation, preparation, execution and delivery of this Agreement, including, without limitation, attorneys’ and consultants’ fees and expenses.

5)
The Company and the Stockholders shall execute and/or deliver such other documents and agreements as are customary and reasonably necessary to effectuate the Surrender and the Warrant Issuance, including, at the request of the Company or the Transfer Agent, executed stock powers or share transfer forms in customary form.

6)
This Agreement, and any action or proceeding arising out of or relating to this Agreement, shall be exclusively governed by the laws of the State of New York.

7)
In the event that any part of this Agreement is declared by any court or other judicial or administrative body to be null, void or unenforceable, said provision shall survive to the extent it is not so declared, and all of the other provisions of this Agreement shall remain in full force and effect. In such an event, the Stockholders and the Company shall endeavor in good faith negotiations to modify this Agreement so as to affect the original intent of the parties as closely as possible.

8)
This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed Agreement by one party to the other may be made by facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[SIGNATURE PAGE FOLLOWS]

Please sign to acknowledge agreement with the above terms and return to the undersigned.

Stockholder:

VENROCK HEALTHCARE CAPITAL PARTNERS EG, L.P. By: VHCP Management EG, LLC, its general partner

By:	/s/ Sherman Souther
Name:	Sherman Souther
Title:	Authorized Signatory

Tax ID:
Address:

Signature Page to Warrant Exchange Agreement

Please sign to acknowledge agreement with the above terms and return to the undersigned.

Stockholder:

VENROCK HEALTHCARE CAPITAL PARTNERS III, L.P. By: VHCP Management III, LLC, its general partner By: Venrock Adviser, LLC, its manager

By:	/s/ Sherman Souther
Name:	Sherman Souther
Title:	Authorized Signatory

Tax ID:
Address:

Signature Page to Warrant Exchange Agreement

Please sign to acknowledge agreement with the above terms and return to the undersigned.

Stockholder:

VHCP CO-INVESTMENT HOLDINGS III, LLC By: VHCP Management III, LLC, its manager By: Venrock Adviser, LLC, its manager

By:	/s/ Sherman Souther
Name:	Sherman Souther
Title:	Authorized Signatory

Tax ID:
Address:

Signature Page to Warrant Exchange Agreement

Acknowledged and agreed to:

KORRO BIO, INC.

By:	/s/ Ram Aiyar
Name:	Ram Aiyar
Title:	President and Chief Executive Officer and Interim Chief Financial Officer

Signature Page to Warrant Exchange Agreement

SCHEDULE I

EXHIBIT A

FORM OF PRE-FUNDED WARRANT TO PURCHASE COMMON STOCK